UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: April 6, 2019

(Date of earliest event reported)

COHBAR, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55334	26-1299952
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1455 Adams Drive, Suite 2050

Menlo Park, CA 94025

(Address of principal executive offices and zip code)

(650) 446-7888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

COHBAR, INC.

FORM 8-K

Item 1.01    Entry into a Material Definitive Agreement.

The information in Item 5.02 is incorporated herein by reference.

Item 5.02    Departure of Directors or Certain officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, CohBar, Inc. (the “Company”) entered into an Interim Chief Executive Officer Agreement with Dr. Philippe Calais, a director of the Company, pursuant to which Dr. Calais was engaged to serve as the Company’s Interim Chief Executive Officer (the “Agreement”), effective on December 7, 2018 (the “Start Date”).

On April 6, 2019, the Company and Dr. Calais entered into a letter agreement (the “Extension Agreement”) to, among other things, amend the term of Dr. Calais’ employment under the Agreement until the earliest of (i) the date that is seven (7) months after the Start Date, which shall be automatically extended by successive thirty (30) day periods unless terminated by either party, (ii) the date on which a permanent Chief Executive Officer commences employment with the Company and any transition services that Dr. Calais agrees to provide thereafter have been completed, or (iii) Dr. Calais’ resignation or the termination of Dr. Calais’ employment by the Company. Upon the expiration or termination of the Agreement as amended by the Extension Agreement, and except in the event of a termination by the Company for cause, Dr. Calais will also receive an additional stock option award under the Company’s Amended and Restated 2011 Equity Incentive Plan to purchase up to 24,000 shares of the Company’s common stock for each 30 day period he serves as the Company’s Interim Chief Executive Officer past the initial four (4) month term of the Agreement (the “Subsequent Option Award”). The exercise price of the Subsequent Option Award will be determined on the date of grant.

The foregoing summary of the material terms of the Extension Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Extension Agreement, a copy of which is attached as an exhibit hereto and which is incorporated by reference into this Item 5.02.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1#	Interim Chief Executive Officer Agreement Extension, dated April 6, 2019, between Philippe Calais and CohBar, Inc.

 # Indicates management contract or compensatory plan, contract or arrangement.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHBAR, INC.
(Registrant)

April 11, 2019	By:	/s/ Jeffrey F. Biunno
(Date)		Jeffrey F. Biunno
Chief Financial Officer

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